                                                               Exhibit 24(a)


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That I, Robert G. Potter, of St. Louis County, State of Missouri, Chairman and Chief Executive Officer (Principal Executive Officer) and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and
(ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

         Witness my hand this 29th day of August, 1997.


                                                       /s/  Robert G. Potter
                                                       ------------------------
                                                              Robert G. Potter



STATE OF MISSOURI                   )
                                    ) SS
COUNTY OF ST. LOUIS                 )

         On this 29th day of August, 1997, before me personally appeared Robert
G. Potter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                       /s/  Mary K. McBride
                                                       ------------------------
                                                              Notary Public


My Commission Expires:  2-12-98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That I, John C. Hunter III, of St. Louis County, State of Missouri, President, Chief Operating Officer and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

         Witness my hand this 28th day of August, 1997.


                                                       /s/  John C. Hunter III
                                                       ------------------------
                                                              John C. Hunter III



STATE OF MISSOURI                   )
                                    ) SS
COUNTY OF ST. LOUIS                 )

         On this 28th day of August, 1997, before me personally appeared John C. Hunter III, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                       /s/  Mary K. McBride
                                                       ---------------------
                                                              Notary Public


My Commission Expires:  2-12-98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That I, Robert A. Clausen, of St. Louis County, State of Missouri, Senior Vice President and Chief Financial Officer ("Principal Financial Officer") of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

         Witness my hand this 29th day of August, 1997.


                                                       /s/  Robert A. Clausen
                                                       ------------------------
                                                              Robert A. Clausen



STATE OF MISSOURI                   )
                                    ) SS
COUNTY OF ST. LOUIS                 )

         On this 29 day of August, 1997, before me personally appeared Robert A. Clausen, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                       /s/  Mary K. McBride
                                                       ------------------------
                                                              Notary Public


My Commission Expires:  2-12-98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That I, Roger S. Hoard, of St. Louis County, State of Missouri, Vice President and Controller of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

         Witness my hand this 2 day of September, 1997.


                                                       /s/  Roger S. Hoard
                                                       ------------------------
                                                              Roger S. Hoard



STATE OF MISSOURI                   )
                                    ) SS
COUNTY OF ST. LOUIS                 )

         On this 2nd day of September, 1997, before me personally appeared Roger
S. Hoard, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                       /s/  Mary K. McBride
                                                       ------------------------
                                                              Notary Public


My Commission Expires:  2-12-98

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That I, Robert T. Blakely, of Greenwich, State of Connecticut, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and
(ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

         Witness my hand this 28 day of August, 1997.


                                                       /s/  Robert T. Blakely
                                                       ------------------------
                                                              Robert T. Blakely



STATE OF CONNECTICUT                )
                                    ) SS
COUNTY OF FAIRFIELD                 )

         On this 28th day of August, 1997, before me personally appeared Robert
T. Blakely, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                       /s/  Nancy Mangano
                                                       ------------------------
                                                              Notary Public

                         Nancy Mangano
                         Commissioner of Deeds
My Commission Expires:   State of Connecticut
                         Commission Expires May 5, 1998

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That I, Robert H. Jenkins, of Rockford, State of Illinois, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and
(ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

         Witness my hand this 28 day of August, 1997.


                                                       /s/  Robert H. Jenkins
                                                       ------------------------
                                                              Robert H. Jenkins



STATE OF ILLINOIS                   )
                                    ) SS
COUNTY OF WINNEBAGO                 )

         On this 28th day of August, 1997, before me personally appeared Robert
H. Jenkins, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                       /s/  Carolyn J. Thomas
                                                       ------------------------
                                                              Notary Public


My Commission Expires:  Jan. 18, 1999

                                             "OFFICIAL SEAL"
                                             CAROLYN J. THOMAS
                                             Notary Public, State of Illinois
                                             My Commission Expires 1/18/99

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That I, Howard M. Love, of Pittsburgh, Commonwealth of Pennsylvania, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

         Witness my hand this 29 day of August, 1997.


                                                       /s/  Howard M. Love
                                                       ------------------------
                                                              Howard M. Love



 State of New York                  )
                                    ) SS
 ESSEX                              )

         On this 29 day of August, 1997, before me personally appeared Howard M. Love, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                 SARA LAHART
                                      Notary Public in the State of New York
                                      Qualified in Essex County No. 4982401
                                      My Commission Expires June 3, 1999
                                                Notary Public
                                                /s/  Sara Lahart

My Commission Expires:  6-3-99

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That I, Frank A. Metz, Jr., of Sloatsburg, State of New York, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and
(ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

         Witness my hand this 28th day of August, 1997.


                                                       /s/  Frank A. Metz, Jr.
                                                       ------------------------
                                                              Frank A. Metz, Jr.




STATE OF NEW YORK               )
                                ) SS
COUNTY OF ROCKLAND              )

         On this 28th day of August, 1997, before me personally appeared Frank
A. Metz, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                       /s/  Mary Alice Conway
                                                       ------------------------
                                                             Notary Public



                                                     MARY ALICE CONWAY
My Commission Expires: ________________      Notary Public, State of New York
                                                       No. 5007249
                                               Qualified in Orange County
                                            Commission Expires January 25, 1999

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That I, William D. Ruckelshaus, of Medina, State of Washington, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

         Witness my hand this 29th day of August, 1997.


                                                 /s/  William D. Ruckelshaus
                                                 ------------------------------
                                                        William D. Ruckelshaus



STATE OF WASHINGTON                 )
                                    ) SS
COUNTY OF KING                      )

         On this 29th day of August, 1997, before me personally appeared William
D. Ruckelshaus, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                       /s/  Weam L. Hodgson
                                                       ------------------------
                                                              Notary Public


My Commission Expires:  11/12/97

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That I, John B. Slaughter, of Pasadena, State of California, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and
(ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

         Witness my hand this 28th day of August, 1997.


                                                       /s/  John B. Slaughter
                                                       ------------------------
                                                              John B. Slaughter



STATE OF CALIFORNIA                 )
                                    ) SS
COUNTY OF LOS ANGELES               )

         On this 28th day of August, 1997, before me personally appeared John B. Slaughter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                       /s/  Kay Lynn Fujiwara
                                                       ------------------------
                                                            Notary Public


My Commission Expires: ________________   [State
                                          Seal of
                                          California]


                                                      Kay Lynn Fujiwara
                                                     Commission #1149223
                                                  Notary Public - California
                                                       Los Angeles County
                                                My Comm. Expires Jul. 31, 2001

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That I, Joan T. Bok, of Boston, Commonwealth of Massachusetts, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and
(ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

         Witness my hand this 3rd day of September, 1997.


                                                       /s/  Joan T. Bok
                                                       ------------------------
                                                              Joan T. Bok



COMMONWEALTH OF MASSACHUSETTS           )
                                        ) SS
COUNTY OF SUFFOLK                       )

         On this 3rd day of September, 1997, before me personally appeared Joan
T. Bok, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                                       /s/  Donna M. Mitton
                                                       ------------------------
                                                              Notary Public



                                                  DONNA M. MITTON
My Commission Expires: 4/08/98           Notary Public, State of New York
                                                 No. 01MI55058515
                                             Qualified in Kings County
                                         Commission Expires April 8, 1998

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That I, Paul H. Hatfield, of St. Louis County, State of Missouri, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

         Witness my hand this 3rd day of September, 1997.


                                                       /s/  Paul H. Hatfield
                                                       ------------------------
                                                              Paul H. Hatfield



STATE OF MISSOURI                   )
                                    ) SS
COUNTY OF ST. LOUIS                 )

         On this 3rd day of September, 1997, before me personally appeared Paul
H. Hatfield, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                       /s/  Donna M. Mitton
                                                       ------------------------
                                                              Notary Public



My Commission Expires: 4/08/98                    DONNA M. MITTON
                                         Notary Public, State of New York
                                                 No. 01MI55058515
                                             Qualified in Kings County
                                         Commission Expires April 8, 1998